UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2003

SALEM COMMUNICATIONS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-26497 (Commission File Number)	77-0121400 (IRS Employer Identification No.)

4880 Santa Rosa Road, Suite 300 Camarillo, California (Address of Principal Executive Offices)	93012 (Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

TABLE OF CONTENTS

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
ITEM 9. REGULATION FD DISCLOSURE AND ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
EXHIBITS.
SIGNATURE
EXHIBIT INDEX
Exhibit 4.24
Exhibit 99.1

     SPECIAL CAUTIONARY NOTICE REGARDING FORWARD LOOKING STATEMENTS

     From time to time, in both written reports (such as this report) and oral statements, Salem Communications Corporation (“Salem” or the “company”, including references to Salem by “we,” “us” and “our”) makes “forward-looking statements” within the meaning of Federal and state securities laws. Disclosures that use words such as the company “believes,” “anticipates,” “expects,” “may,” “projects” or “plans” and similar expressions are intended to identify forward-looking statements, as defined under the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the company's current expectations and are based upon data available to the company at the time of the statements. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from expectations including, but not limited to, Salem's ability to close and integrate announced transactions, competition in the radio broadcast, publishing and Internet industries and from new technologies; Salem's funding needs and financing sources; market acceptance of recently launched music formats and adverse economic conditions. These risks as well as other risks and uncertainties are detailed from time to time in Salem's reports on Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission. Forward-looking statements made in this report speak as of the date hereof. The company undertakes no obligation to update or revise any forward-looking statements made in this report. Any such forward-looking statements, whether made in this report or elsewhere, should be considered in context with the various disclosures made by Salem about its business. These projections or forward-looking statements fall under the safe harbors of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits. The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description

4.24	Fourth Amendment to the Fourth Amended and Restated Credit Agreement, dated as of March 28, 2003, by and among Salem Holding, The Bank of New York, in its individual capacity and as administrative agent for the lenders thereunder, and the lenders party thereto.

99.1	Press release of Salem Communications Corporation dated April 7, 2003.

ITEM 9.	Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition.*

     The following information and the exhibits relating thereto are furnished pursuant to Item 9 and Item 12 of this Current Report on Form 8-K. On April 7, 2003, Salem Communications Corporation issued a press release regarding its projected results of operations for the fiscal quarter ended March 31, 2003 and the amendment of its credit facility, including certain debt covenants and financial ratio tests. A copy of the amendment and the press release is attached hereto as Exhibits 4.24 and 99.1, respectively.

     * The information furnished under Item 9 and Item 12 of this Current Report on Form 8-K, including Exhibits 4.24 and 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

2

SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION
Date: April 11, 2003
By: /s/ EILEEN HILL

Eileen Hill
Vice President of Finance

3

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

4.24	Fourth Amendment to the Fourth Amended and Restated Credit Agreement, dated as of March 28, 2003, by and among Salem Holding, The Bank of New York, in its individual capacity and as administrative agent for the lenders thereunder, and the lenders party thereto.

99.1	April 7, 2003 press release of Salem Communications Corporation dated April 7, 2003.

4

EXHIBIT 4.24

SALEM COMMUNICATIONS HOLDING CORPORATION

AMENDMENT NO. 4

         AMENDMENT  NO. 4 (this  “Amendment”),  dated as of March 28,  2003,  to the Fourth  Amended  and  Restated
Credit Agreement,  dated as of June 15, 2001, by and among SALEM  COMMUNICATIONS  HOLDING  CORPORATION,  a Delaware
corporation (the  “Borrower”),  THE BANK OF NEW YORK, as administrative  agent for the Lenders  thereunder (in such capacity,  the “Administrative  Agent”),  the other agents party thereto, and the Lenders party thereto, as amended by Amendment No. 1, dated as of December 27, 2001,  Amendment No. 2, dated as of April 30, 2002,  and Amendment No.
3, dated as of December 13, 2002 (the “Credit Agreement”).

                                                          RECITALS

I.       Except as otherwise  provided  herein,  capitalized  terms used herein which are not defined  herein shall have the meanings set forth in the Credit Agreement.

II.      The  Borrower has  requested  that the  Administrative  Agent and the  Required  Lenders  amend the Credit
Agreement upon the terms and conditions  contained herein,  and the  Administrative  Agent and the Required Lenders
are willing to do so.

         Accordingly,  in consideration of the covenants,  conditions and agreements hereinafter set forth, and for other good and valuable consideration,  the receipt and adequacy of which are hereby acknowledged,  and pursuant to
Section 11.1 of the Credit Agreement, the parties hereto agree as follows:

         1.       The definition of “Interest Expense” is amended to add the following at the end thereof:

                  Solely for purposes of calculating the ratio of Consolidated  Annual  Operating
                  Cash Flow to Interest  Expense for  purposes of Section 6.3,  Interest  Expense shall be adjusted to reflect the refinance of the 1997  Subordinated  Indenture
                  Notes with the  proceeds of the  Refinancing  Subordinated  Indenture  Notes by
                  subtracting  from  Interest  Expense  for each of the four  consecutive  fiscal quarter periods ending on the following dates the following amounts:

                  ====================================== =================================
                                  Date                                Amount
                  -------------------------------------- ---------------------------------
                  March 31, 2003                                    $2,183,333
                  -------------------------------------- ---------------------------------
                  -------------------------------------- ---------------------------------
                  June 30, 2003                                     $1,745,833
                  -------------------------------------- ---------------------------------
                  -------------------------------------- ---------------------------------
                  September 30, 2003                                $1,308,333
                  -------------------------------------- ---------------------------------
                  -------------------------------------- ---------------------------------
                  December 31, 2003                                  $701,667
                  -------------------------------------- ---------------------------------

         2.       Section 6.1(b) of the Credit  Agreement is amended by amending and restating the chart  appearing therein to read as follows:

====================================================================== ====================
                               Period                                         Ratio
---------------------------------------------------------------------- --------------------
2001 Subordinated Indenture Issuance Date through December 30, 2001         6.50:1.00
---------------------------------------------------------------------- --------------------
---------------------------------------------------------------------- --------------------
December 31, 2001 to but excluding the KFIS Acquisition Date                6.75:1.00
---------------------------------------------------------------------- --------------------
---------------------------------------------------------------------- --------------------
KFIS Acquisition Date through December 30, 2002                             7.25:1.00
---------------------------------------------------------------------- --------------------
---------------------------------------------------------------------- --------------------
December 31, 2002 through September 29, 2003                                7.00:1.00
---------------------------------------------------------------------- --------------------
---------------------------------------------------------------------- --------------------
September 30, 2003 through December 30, 2003                                6.75:1.00
---------------------------------------------------------------------- --------------------
---------------------------------------------------------------------- --------------------
December 31, 2003 through March 30, 2004                                    6.50:1.00
---------------------------------------------------------------------- --------------------
---------------------------------------------------------------------- --------------------
March 31, 2004 through June 29, 2004                                        6.00:1.00
---------------------------------------------------------------------- --------------------
---------------------------------------------------------------------- --------------------
June 30, 2004 through December 30, 2004                                     5.75:1.00
---------------------------------------------------------------------- --------------------
---------------------------------------------------------------------- --------------------
December 31, 2004 through December 30, 2005                                 5.25:1.00
---------------------------------------------------------------------- --------------------
---------------------------------------------------------------------- --------------------
December 31, 2005 through December 30, 2006                                 4.75:1.00
---------------------------------------------------------------------- --------------------
---------------------------------------------------------------------- --------------------
December 31, 2006 and thereafter                                            4.25:1.00
====================================================================== ====================

         3.       Paragraphs 1 and 2 of this Amendment shall not become effective until:

                           (a)      The  Administrative  Agent shall have  received  counterparts  of this
                  Amendment duly executed by the Borrower,  the Guarantors,  the Administrative  Agent and
                  the Required Lenders;

                           (b)      The  Borrower  shall have paid all fees and  expenses  required  to be paid in connection with the effectiveness of this Amendment.

         4.       In all other respects the Credit  Agreement and other Loan  Documents  shall remain in full force and effect.

         5.       In order to induce the  Administrative  Agent and the  Required  Lenders to execute  and  deliver this  Amendment,  the Borrower and the  Guarantors  each (a) certifies  that,  immediately  before and after giving effect to this  Amendment,  all  representations  and  warranties  contained in the Loan Documents to which it is a party  shall be true and  correct  in all  respects  with  the same  effect  as  though  such  representations  and warranties had been made on the date hereof,  except as the context  otherwise  requires or as otherwise  permitted by the Loan Documents or this  Amendment,  (b) certifies that,  immediately  before and after giving effect to this
Amendment,  no Default or Event of Default shall exist under the Loan Documents,  as amended, and (c) agrees to pay all of the reasonable fees and  disbursements  of counsel to the  Administrative  Agent incurred in connection with the preparation, negotiation and closing of this Amendment.

         6.       Each of the Borrower and the  Guarantors  (a) reaffirms  and admits the validity,  enforceability and  continuing  effect of all Loan  Documents  to which it is a party,  and its  obligations  thereunder,  and (b)
agrees  and  admits  that  as of the  date  hereof  it has no  valid  defenses  to or  offsets  against  any of its obligations to any Credit Party under any Loan Document to which it is a party.

         7.       This  Amendment  may be  executed  in  any  number  of  separate  counterparts  and  all of  said counterparts  taken together shall be deemed to constitute one and the same document.  It shall not be necessary in making  proof of this  Amendment  to  produce or account  for more than one  counterpart  signed by the party to be charged.

         8.       This Amendment shall be governed by, and construed and  interpreted in accordance  with, the laws of the State of New York, without regard to principles of conflict of laws.

         9.       The parties have caused this Amendment to be duly executed as of the date first written above.

                                             [signature pages follow]

SALEM COMMUNICATIONS HOLDING CORPORATION
AMENDMENT NO. 4
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

SALEM COMMUNICATIONS HOLDING CORPORATION

By:	/s/ DAVID EVANS

Name:	David Evans
Title:	Chief Financial Officer

SALEM COMMUNICATIONS HOLDING CORPORATION
AMENDMENT NO. 4
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

SALEM COMMUNICATIONS CORPORATION

By:	/s/ DAVID EVANS

Name:	David Evans
Title:	Chief Financial Officer

SALEM COMMUNICATIONS HOLDING CORPORATION
AMENDMENT NO. 4
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                                SALEM COMMUNICATIONS CORPORATION
                                ATEP RADIO, INC.
                                BISON MEDIA, INC.
                                CARON BROADCASTING, INC.
                                CCM COMMUNICATIONS, INC.
                                COMMON GROUND BROADCASTING, INC.
                                GOLDEN GATE BROADCASTING COMPANY, INC.
                                INSPIRATION MEDIA, INC.
                                KINGDOM DIRECT, INC.
                                NEW ENGLAND CONTINENTAL MEDIA, INC.
                                NEW INSPIRATION BROADCASTING COMPANY, INC.
                                PENNSYLVANIA MEDIA ASSOCIATES, INC.
                                RADIO 1210, INC.
                                REACH SATELLITE NETWORK, INC.
                                SALEM COMMUNICATIONS ACQUISITION CORPORATION
                                SALEM MEDIA CORPORATION
                                SALEM MEDIA OF COLORADO, INC.
                                SALEM MEDIA OF GEORGIA, INC.
                                SALEM MEDIA OF HAWAII, INC.
                                SALEM MEDIA OF KENTUCKY, INC.
                                SALEM MEDIA OF OHIO, INC.
                                SALEM MEDIA OF OREGON, INC.
                                SALEM MEDIA OF PENNSYLVANIA, INC.
                                SALEM MEDIA OF VIRGINIA, INC.
                                SALEM MEDIA OF TEXAS, INC.
                                SALEM MUSIC NETWORK, INC.
                                SALEM RADIO NETWORK INCORPORATED
                                SALEM RADIO OPERATIONS - PENNSYLVANIA, INC.
                                SALEM RADIO PROPERTIES, INC.
                                SALEM RADIO REPRESENTATIVES, INC.
                                SCA LICENSE CORPORATION
                                SCA-PALO ALTO, LLC
                                SOUTH TEXAS BROADCASTING, INC.
                                SRN NEWS NETWORK, INC.
                                VISTA BROADCASTING, INC.

By:	/s/ DAVID EVANS

Name:	David Evans
Title:	Chief Financial Officer

SALEM COMMUNICATIONS HOLDING CORPORATION
AMENDMENT NO. 4
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

INSPIRATION MEDIA OF PENNSYLVANIA, LP
By: Salem Radio Operations-Pennsylvania, Inc. its General Partner

By:	/s/ DAVID EVANS

Name:	David Evans
Title:	Chief Financial Officer

SALEM COMMUNICATIONS HOLDING CORPORATION
AMENDMENT NO. 4
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

INSPIRATION MEDIA OF TEXAS, LLC
SALEM MEDIA OF ILLINOIS, LLC
SALEM MEDIA OF NEW YORK, LLC
SALEM RADIO OPERATIONS, LLC
By: Salem Media Corporation, as Manager

By:	/s/ DAVID EVANS

Name:	David Evans
Title:	Chief Financial Officer

SALEM COMMUNICATIONS HOLDING CORPORATION
AMENDMENT NO. 4
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

ONEPLACE, LLC
By: Salem Communications Corporation, as Manager

By:	/s/ DAVID EVANS

Name:	David Evans
Title:	Chief Financial Officer

SALEM COMMUNICATIONS HOLDING CORPORATION
AMENDMENT NO. 4
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NEW YORK,
in its individual capacity
and as Administrative Agent

By:	/s/ STEPHEN M. NETTLER

Name:	Stephen M. Nettler
Title:	Vice President

SALEM COMMUNICATIONS HOLDING CORPORATION
AMENDMENT NO. 4
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

FLEET NATIONAL BANK

By:	/s/ SRBUI SEFERIAN

Name:	Srbui Seferian
Title:	Vice President

SALEM COMMUNICATIONS HOLDING CORPORATION
AMENDMENT NO. 4
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ MATTHEW H. FLEMING

Name:	Matthew H. Fleming
Title:	Vice President

SALEM COMMUNICATIONS HOLDING CORPORATION
AMENDMENT NO. 4
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA

By:	/s/ IAN A. HODGART

Name:	Ian A. Hodgart
Title:	Authorized Signatory

SALEM COMMUNICATIONS HOLDING CORPORATION
AMENDMENT NO. 4
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

ING CAPITAL LLC

By:	/s/ ANNIE MOY

Name:	Annie Moy
Title:	Vice President

SALEM COMMUNICATIONS HOLDING CORPORATION
AMENDMENT NO. 4
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ GREGORY SHEFRIN

Name:	Gregory Shefrin
Title:	Director

SALEM COMMUNICATIONS HOLDING CORPORATION
AMENDMENT NO. 4
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK

By:	/s/ DAVID M. MALLETT

Name:	David M. Mallett
Title:	Vice President

SALEM COMMUNICATIONS HOLDING CORPORATION
AMENDMENT NO. 4
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

SUNTRUST BANK

By:	/s/ THOMAS C. KING

Name:	Thomas C. King
Title:	Vice President

EXHIBIT 99.1

SALEM COMMUNICATIONS REITERATES FIRST QUARTER 2003 REVENUE GUIDANCE; COMPANY AMENDS CREDIT FACILITY

Camarillo, Calif., April 7, 2003--Salem Communications, Inc. (Nasdaq:SALM) announced today that it is confirming revenue guidance for the first quarter of 2003. Specifically, the Company is projecting net broadcast revenues of between $38.2 and $38.7 million for the first quarter of 2003. This guidance was originally provided on March 5, 2003 in conjunction with the Company's year-end 2002 results.

Salem also announced today the amendment of its credit facility. The amendment redefines various debt covenants and the financial ratio tests to provide Salem Holding with additional borrowing flexibility. For further information on this amendment, please see the Company's Form 10-K for 2003 as filed with the Securities and Exchange Commission.

In addition, the Company presented today at the A.G. Edwards 2003 Media and Entertainment Conference. An archived audio web cast of the presentation may be accessed through the investor relations portion of Salem's website, located at www.salem.cc. The webcast will also be archived on the website for 30 days following the conference.

Salem Communications Corporation, headquartered in Camarillo, California, is the leading U.S. radio broadcaster focused on religious and family themed programming. Upon the close of all announced transactions, the company will own and operate 89 radio stations in 36 radio markets, including 57 stations in the top 25 markets. In addition to its radio properties, Salem owns the Salem Radio Network, which syndicates talk, news and music programming to over 1,500 affiliated radio stations; Salem Radio Representatives, a national sales force; Salem Web Network, the leading Internet provider of Christian content; and Salem Publishing, a leading publisher of contemporary Christian music trade and consumer magazines.

Statements used in this press release that relate to future plans, events or performance are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those anticipated as a result of certain risks and uncertainties, including but not limited to the ability of Salem to close on this transaction. Readers are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date hereof. Salem undertakes no obligation to update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events.

Amanda Strong-Larson
Manager of Investor Relations
Salem Communications
(805) 987-0400 x1081
amandas@salem.cc